[GRAPHIC OMITTED]

Oppenheimer
SMALL CAP VALUE FUND


                                             Semiannual Report April 30, 2002



[LOGO OMITTED]
OPPENHEIMERFUNDS[REGISTERED MARK]
The Right Way to Invest

REPORT HIGHLIGHTS

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 9  Financial
    Statements

30  Officers and Trustees

32  Privacy Policy Notice


FUND OBJECTIVE
Oppenheimer Small Cap Value Fund seeks capital appreciation.

FUND HIGHLIGHT
Oppenheimer Small Cap Value Fund Class A shares ranked 40 of 297 (1st quartile) funds in its peer group of Lipper Small-Cap Core funds for the one-year period ended 4/30/02.(1)


---------------------------------
CUMULATIVE TOTAL RETURNS*

          For the 6-Month Period
          Ended 4/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   23.78%       16.66%
---------------------------------
Class B   23.40        18.40
---------------------------------
Class C   23.44        22.44
---------------------------------
Class N   23.70        22.70


AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 4/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   18.85%       12.01%
---------------------------------
Class B   18.14        13.14
---------------------------------
Class C   18.17        17.17
---------------------------------
Class N   18.71        17.71
---------------------------------


SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1. Source: Lipper Inc., 4/30/02. Lipper rankings are for the Fund's Class A shares and are based on total returns, but do not include sales charges.


*SEE NOTES PAGE 7 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS


[PHOTO OMITTED]

JOHN V. MURPHY
President
Oppenheimer
Small Cap Value Fund


Dear Shareholder,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just past.
   For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimulus the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.
   The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
   While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.


1  OPPENHEIMER SMALL CAP VALUE FUND

LETTER TO SHAREHOLDERS

   Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, WWW.OPPENHEIMERFUNDS.COM, for timely fund information.
   This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.
   In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.
   I thank you for your continued support and confidence. I hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And I look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, an integral part of THE RIGHT WAY TO INVEST.


Sincerely,

/S/ JOHN V. MURPHY

John V. Murphy
May 21, 2002


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


2  OPPENHEIMER SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

PORTFOLIO MANAGEMENT
TEAM
Chris Leavy
John Damian


Q

HOW DID OPPENHEIMER SMALL CAP VALUE FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 2002?
A. The Fund produced higher returns (without sales charge) than its peer group, the Lipper Small-Cap Core Funds category.(2) We are especially pleased that the Fund achieved these results during a period in which we completed its transition to a new portfolio management team and a new investment approach.
   When we took the reins as portfolio managers in September 2001, the Fund had been managed as a small-cap core investment using a quantitative investment approach that relied heavily on computer models. As value-oriented managers using a fundamental research-driven approach, we gradually eliminated the Fund's growth-oriented investments and increased its focus on fundamentally strong companies selling at attractive prices. However, we were careful to do so in a way that attempted to minimize transaction costs and maximize returns.
   We also reduced the number of holdings from approximately 500 stocks at the start of the period to fewer than 100 at the end. Going forward, we expect the Fund to contain between 70 and 100 stocks in which we have a high level of confidence.

HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT DURING THE SIX-MONTH REPORTING PERIOD?
In one word: volatile. Like other capitalization ranges, small-cap stock prices rose and fell dramatically as investor sentiment shifted from pessimism to optimism and back again. However, small-cap stocks continued to produce higher returns than large-cap stocks, and value-oriented stocks generally beat the returns of growth-oriented stocks.
   When the period began, the market had already begun to recover from the lows reached after September 11. In addition, investors began to look beyond the prevailing recession toward


2. Source: Lipper Inc., 4/30/02. The average of the total return of the 317 funds in the Lipper Small-Cap Core Funds Category for the six-month period ended 4/30/02 was 19.99%. For the six-month period ended 4/30/02, Oppenheimer Small Cap Value Fund Class A shares had a cumulative total return of 23.78% (without sales charge) and 16.66% (with sales charge).


3  OPPENHEIMER SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


"SMALL-CAP" EQUITIES ARE COMPANIES WITH A MARKET CAPITALIZATION (THE TOTAL MARKET VALUE OF A COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK) UNDER $2.5 BILLION.


the possibility of an economic recovery, and they flocked toward companies that they believed would benefit most.
   Later, however, investor sentiment deteriorated when a number of large, well-known U.S. corporations were implicated in accounting scandals. Fortunately, only a few small-cap companies were affected by these events. Yet, even small-cap investors became nervous in March 2002 when new economic data suggested that the U.S. economy was growing robustly, and the Federal Reserve Board shifted away from the accommodative stance it had maintained for over a year. The possibility of higher interest rates and borrowing costs created heightened levels of market volatility.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE FUND'S STRONG PERFORMANCE DURING THE SIX-MONTH PERIOD?
Our stock selection strategy was, by far, the single factor most responsible for the Fund's strong relative performance. In fact, the way we allocate assets among the various industry groups generally is not a major driver of performance because we try to maintain proportions that are in line with those of our benchmark. By doing so, we believe that we can effectively manage market-related risks.
   Accordingly, gains were driven by individual holdings, including stocks in the materials group such as Sappi Ltd., a South African paper company that benefited from higher prices, positive cash flows and stock buy-backs. In the retail industry, a footwear company the Fund invests in did particularly well, primarily because of the success of one of its chains, which targets the teenage market. Also in the retail area, the Fund received good results from a manufacturer and distributor of high-performance eyewear, footwear, watches and athletic equipment--after its stock rebounded from depressed levels.(3)


3. The Fund's holdings and allocations are subject to change.


4  OPPENHEIMER SMALL CAP VALUE FUND

----------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
For the Periods Ended 3/31/02(4)

Class A
1-Year  5-Year   10-Year
------------------------
20.41%  8.36%      9.90%

Class B            Since
1-Year  5-Year Inception
------------------------
21.94%  8.78%     9.36%

Class C            Since
1-Year  5-Year Inception
------------------------
25.93%  9.07%      9.17%

Class N            Since
1-Year  5-Year Inception
------------------------
26.54%  N/A       18.89%
----------------------------------------------


DID THE FUND HOLD ANY DISAPPOINTING INVESTMENTS DURING THE PERIOD?
Yes, which is to be expected in any diversified fund. The Fund's disappointments came mainly from the technology and communications services groups. They included Enterasys Networks, a networking products manufacturer, several cellular telephone providers and an enterprise-management solutions company. We have sold our holdings of Enterasys and consolidated our wireless telecommunications holdings into a single position, which we believe is poised for growth in international markets. In addition, we have maintained our position in an enterprise-management solutions company, which we believe will prosper as the information technology spending recovers.

WHERE ARE YOU CURRENTLY FINDING VALUE-ORIENTED OPPORTUNITIES?
We are finding attractive values in fundamentally strong companies in a number of industry groups. For example, we have established positions that we believe are well suited for recovery in the semiconductor equipment industry. Some opportunities -- such as one in the electronic design automation field -- are expected to benefit from company-specific factors that may drive earnings higher. Others are stocks that we believe were unfairly punished amid economic-, market- and industry-related concerns.

DO YOU EXPECT SMALL-CAP STOCKS TO CONTINUE TO OUTPERFORM LARGE-CAP STOCKS?
There is, of course, no way to predict the future, and past performance is no guarantee of future results. However, experience shows that cycles of small-cap outperformance can last from three to five years. We are currently in the second year of such a cycle, suggesting that there is plenty of time remaining. In addition, small-cap stocks have historically done well after


4. See notes page 7 for further details.


5  OPPENHEIMER SMALL CAP VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

---------------------
SECTOR ALLOCATION(5)

[GRAPHIC OMITTED]

Financials      20.5%
Consumer
 Discretionary  16.5
Industrials     14.6
Information
 Technology     12.6
Health Care     10.6
Energy           8.7
Materials        7.8
Consumer
 Staples         6.1
Utilities        2.1
Telecom-
 communication
 Services        0.5
---------------------


recessions. Nonetheless, risks remain in the small-cap market that could shorten the cycle. Managing those risks effectively while searching for value-oriented opportunities is what makes Oppenheimer Small Cap Value Fund an important part of THE RIGHT WAY TO INVEST.


TOP TEN COMMON STOCK HOLDINGS(6)
-------------------------------------------------------------
Titan Corp. (The)                                        2.1%
-------------------------------------------------------------
Continental Airlines, Inc., Cl. B                        2.0
-------------------------------------------------------------
American Axle & Manufacturing Holdings, Inc.             2.0
-------------------------------------------------------------
Sappi Ltd., Sponsored ADR                                2.0
-------------------------------------------------------------
Pinnacle Systems, Inc.                                   1.8
-------------------------------------------------------------
Mentor Graphics Corp.                                    1.7
-------------------------------------------------------------
FMC Corp.                                                1.5
-------------------------------------------------------------
Reebok International Ltd.                                1.5
-------------------------------------------------------------
Navistar International Corp.                             1.4
-------------------------------------------------------------
FMC Technologies, Inc.                                   1.4

TOP FIVE COMMON STOCK INDUSTRIES(6)
-------------------------------------------------------------
Banks                                                    9.2%
-------------------------------------------------------------
Health Care Providers & Services                         6.1
-------------------------------------------------------------
Machinery                                                5.2
-------------------------------------------------------------
Specialty Retail                                         4.6
-------------------------------------------------------------
Hotels, Restaurants & Leisure                            4.6


5. Portfolio is subject to change. Percentages are as of April 30, 2002, and are based on total market value of common stock.
6. Portfolio is subject to change. Percentages are as of April 30, 2002, and are based on net assets.


6  OPPENHEIMER SMALL CAP VALUE FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B does not include any contingent deferred sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception). Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


7  OPPENHEIMER SMALL CAP VALUE FUND

FINANCIALS

8  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS  April 30, 2002 / Unaudited


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
==================================================================================
 COMMON STOCKS--95.9%
----------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--15.8%
----------------------------------------------------------------------------------
 AUTO COMPONENTS--2.0%
 American Axle & Manufacturing Holdings, Inc.(1)            305,000    $10,065,000
----------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--4.6%
 Argosy Gaming Co.(1)                                       160,000      5,760,000
----------------------------------------------------------------------------------
 Bally Total Fitness Holding Corp.(1)                       163,000      3,561,550
----------------------------------------------------------------------------------
 Buca, Inc.(1)                                              119,200      2,026,400
----------------------------------------------------------------------------------
 Penn National Gaming, Inc.(1)                              104,300      4,009,292
----------------------------------------------------------------------------------
 Rare Hospitality International, Inc.(1)                     80,000      2,240,000
----------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                         220,000      5,526,400
                                                                       -----------
                                                                        23,123,642

----------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--2.5%
 Hasbro, Inc.                                               360,000      5,752,800
----------------------------------------------------------------------------------
 Midway Games, Inc.(1)                                      480,000      6,552,000
                                                                       -----------
                                                                        12,304,800

----------------------------------------------------------------------------------
 SPECIALTY RETAIL--4.6%
 bebe stores, inc.(1)                                       250,000      5,597,500
----------------------------------------------------------------------------------
 Foot Locker, Inc.(1)                                       380,000      5,985,000
----------------------------------------------------------------------------------
 Genesco, Inc.(1)                                           210,000      5,848,500
----------------------------------------------------------------------------------
 Tuesday Morning Corp.(1)                                   215,500      5,743,075
                                                                       -----------
                                                                        23,174,075

----------------------------------------------------------------------------------
 TEXTILES & APPAREL--2.1%
 Quicksilver, Inc.(1)                                       124,300      3,032,920
----------------------------------------------------------------------------------
 Reebok International Ltd.(1)                               270,000      7,465,500
                                                                       -----------
                                                                        10,498,420

----------------------------------------------------------------------------------
 CONSUMER STAPLES--5.9%
----------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.3%
 Fleming Cos., Inc.                                          90,000      1,983,600
----------------------------------------------------------------------------------
 Pathmark Stores, Inc.(1)                                   199,200      4,442,160
                                                                       -----------
                                                                         6,425,760

----------------------------------------------------------------------------------
 FOOD PRODUCTS--2.5%
 Bunge Ltd.                                                 280,000      6,193,600
----------------------------------------------------------------------------------
 Smithfield Foods, Inc.(1)                                  285,000      6,013,500
                                                                       -----------
                                                                        12,207,100

----------------------------------------------------------------------------------
 PERSONAL PRODUCTS--1.1%
 Oakley, Inc.(1)                                            280,000      5,577,600
----------------------------------------------------------------------------------
 TOBACCO--1.0%
 Universal Corp.                                            120,000      5,101,200




9  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 ENERGY--8.3%
----------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--4.6%
 FMC Technologies, Inc.(1)                                  310,000    $ 7,052,500
----------------------------------------------------------------------------------
 Maverick Tube Corp.(1)                                     315,000      5,717,250
----------------------------------------------------------------------------------
 National-Oilwell, Inc.(1)                                  200,000      5,314,000
----------------------------------------------------------------------------------
 Pride International, Inc.(1)                               262,000      4,870,580
                                                                       -----------
                                                                        22,954,330

----------------------------------------------------------------------------------
 OIL & GAS--3.7%
 Equitable Resources, Inc.                                  151,000      5,428,450
----------------------------------------------------------------------------------
 Evergreen Resources, Inc.(1)                               104,000      4,654,000
----------------------------------------------------------------------------------
 Premcor, Inc.(1)                                            33,000        932,250
----------------------------------------------------------------------------------
 Spinnaker Exploration Co.(1)                               104,000      4,456,400
----------------------------------------------------------------------------------
 Tesoro Petroleum Corp.(1)                                  275,000      3,107,500
                                                                       -----------
                                                                        18,578,600

----------------------------------------------------------------------------------
 FINANCIALS--19.7%
----------------------------------------------------------------------------------
 BANKS--9.2%
 Astoria Financial Corp.                                    167,500      5,375,075
----------------------------------------------------------------------------------
 BankAtlantic Bancorp, Inc.                                 118,000      1,504,500
----------------------------------------------------------------------------------
 Commerce Bancshares, Inc.                                   22,890      1,015,629
----------------------------------------------------------------------------------
 Community First Bankshares, Inc.                           122,800      3,374,544
----------------------------------------------------------------------------------
 Cullen/Frost Bankers, Inc.                                 140,000      5,283,600
----------------------------------------------------------------------------------
 Greater Bay Bancorp                                        188,000      6,296,120
----------------------------------------------------------------------------------
 Independence Community Bank Corp.                          115,000      3,747,850
----------------------------------------------------------------------------------
 Indymac Mortgage Holdings, Inc.(1)                         242,000      6,110,500
----------------------------------------------------------------------------------
 R & G Financial Corp., Cl. B                                73,000      1,460,730
----------------------------------------------------------------------------------
 Southwest Bancorp of Texas, Inc.(1)                        155,000      5,429,650
----------------------------------------------------------------------------------
 Trustmark Corp.                                            120,000      3,092,400
----------------------------------------------------------------------------------
 United Bankshares, Inc.                                    110,000      3,520,000
                                                                       -----------
                                                                        46,210,598

----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--2.3%
 Doral Financial Corp.                                      180,000      6,289,200
----------------------------------------------------------------------------------
 Federal Agricultural Mortgage Corp., Non-Vtg.(1)           140,000      5,279,400
                                                                       -----------
                                                                        11,568,600

----------------------------------------------------------------------------------
 INSURANCE--3.8%
 IPC Holdings Ltd.                                          192,000      6,547,200
----------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                                 49,000      5,742,800
----------------------------------------------------------------------------------
 StanCorp Financial Group, Inc.                             111,500      6,522,750
                                                                       -----------
                                                                        18,812,750



10  OPPENHEIMER SMALL CAP VALUE FUND


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 REAL ESTATE--4.4%
 Alexandria Real Estate Equities, Inc.                      100,000    $ 4,570,000
----------------------------------------------------------------------------------
 General Growth Properties, Inc.                            105,000      4,801,650
----------------------------------------------------------------------------------
 IStar Financial, Inc.                                      216,000      6,717,600
----------------------------------------------------------------------------------
 Ventas, Inc.                                               431,100      5,819,850
                                                                       -----------
                                                                        21,909,100

----------------------------------------------------------------------------------
 HEALTH CARE--10.1%
----------------------------------------------------------------------------------
 BIOTECHNOLOGY--1.1%
 Ribapharm, Inc.(1)                                         522,700      5,383,810
----------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
 Lifecore Biomedical, Inc.(1)                               210,000      2,373,000
----------------------------------------------------------------------------------
 Respironics, Inc.(1)                                       168,000      5,508,720
                                                                       -----------
                                                                         7,881,720

----------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--6.1%
 Apria Healthcare Group, Inc.(1)                            205,000      5,327,950
----------------------------------------------------------------------------------
 Manor Care, Inc.(1)                                        230,000      5,897,200
----------------------------------------------------------------------------------
 Maximus, Inc.(1)                                           170,000      5,270,000
----------------------------------------------------------------------------------
 Medical Staffing Network Holdings, Inc.                     90,400      2,191,296
----------------------------------------------------------------------------------
 Universal Health Services, Inc., Cl. B(1)                  132,000      6,144,600
----------------------------------------------------------------------------------
 US Oncology, Inc.(1)                                       595,000      5,712,000
                                                                       -----------
                                                                        30,543,046

----------------------------------------------------------------------------------
 PHARMACEUTICALS--1.3%
 Pharmaceutical Resources, Inc.(1)                          270,000      6,750,000
----------------------------------------------------------------------------------
 INDUSTRIALS--14.0%
----------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.3%
 Moog, Inc., Cl. A(1)                                       160,000      5,472,000
----------------------------------------------------------------------------------
 Triumph Group, Inc.(1)                                     133,400      6,143,070
                                                                       -----------
                                                                        11,615,070

----------------------------------------------------------------------------------
 AIRLINES--2.8%
 Continental Airlines, Inc., Cl. B(1)                       390,000     10,140,000
----------------------------------------------------------------------------------
 ExpressJet Holdings, Inc.(1)                               270,200      3,877,370
                                                                       -----------
                                                                        14,017,370

----------------------------------------------------------------------------------
 BUILDING PRODUCTS--1.1%
 Apogee Enterprises, Inc.                                   390,500      5,369,375
----------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.6%
 PLATO Learning, Inc.(1)                                    234,733      3,150,117
----------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--0.4%
 Insituform Technologies, Inc., Cl. A(1)                     75,000      1,863,750
----------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.6%
 General Cable Corp.                                        260,000      2,984,800




11  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 MACHINERY--5.2%
 Flowserve Corp.(1)                                         178,000    $ 6,141,000
----------------------------------------------------------------------------------
 Navistar International Corp.                               180,000      7,182,000
----------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                        100,000      5,692,000
----------------------------------------------------------------------------------
 Terex Corp.(1)                                             280,000      7,014,000
                                                                       -----------
                                                                        26,029,000

----------------------------------------------------------------------------------
 ROAD & RAIL--1.0%
 USFreightways Corp.                                        150,000      5,017,500
----------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--12.1%
----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.2%
 Avaya, Inc.(1)                                             950,000      5,833,000
----------------------------------------------------------------------------------
 Powerwave Technologies, Inc.(1)                            450,000      5,373,000
                                                                       -----------
                                                                        11,206,000

----------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.9%
 Electronics for Imaging, Inc.(1)                           292,500      5,238,675
----------------------------------------------------------------------------------
 Maxtor Corp.(1)                                            750,000      5,197,500
----------------------------------------------------------------------------------
 Pinnacle Systems, Inc.(1)                                  960,000      8,928,000
                                                                       -----------
                                                                        19,364,175

----------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.5%
 Vignette Corp.(1)                                         1,000,000     2,570,000
----------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--2.1%
 Titan Corp. (The)(1)                                       455,100     10,403,586
----------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.5%
 FEI Co.(1)                                                 137,000      3,620,910
----------------------------------------------------------------------------------
 Ultratech Stepper, Inc.(1)                                 233,700      3,989,259
                                                                       -----------
                                                                         7,610,169

----------------------------------------------------------------------------------
 SOFTWARE--1.9%
 Catapult Communications Corp.(1)                            45,000      1,127,700
----------------------------------------------------------------------------------
 Mentor Graphics Corp. (1)                                  430,000      8,299,000
                                                                       -----------
                                                                         9,426,700

----------------------------------------------------------------------------------
 MATERIALS--7.5%
----------------------------------------------------------------------------------
 CHEMICALS--3.1%
 Ferro Corp.                                                100,000      2,832,000
----------------------------------------------------------------------------------
 FMC Corp.(1)                                               195,000      7,546,500
----------------------------------------------------------------------------------
 NOVA Chemicals Corp.                                       225,000      5,217,750
                                                                       -----------
                                                                        15,596,250

----------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--0.9%
 Packaging Corp. of America(1)                              228,000      4,503,000



12  OPPENHEIMER SMALL CAP VALUE FUND


                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 METALS & MINING--1.5%
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)             132,300    $ 2,349,648
-----------------------------------------------------------------------------------
 UCAR International, Inc.(1)                                397,500      5,167,500
                                                                       ------------
                                                                         7,517,148

-----------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--2.0%
 Sappi Ltd., Sponsored ADR                                  785,000      9,883,150
-----------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.5%
-----------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.5%
 Millicom International Cellular SA(1)                      525,000      2,259,600
-----------------------------------------------------------------------------------
 UTILITIES--2.0%
-----------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.0%
 Opticnet, Inc.(1,2)                                          9,350             --
-----------------------------------------------------------------------------------
 PNM Resources, Inc.                                        178,700      5,182,300
                                                                       ------------
                                                                         5,182,300

-----------------------------------------------------------------------------------
 MULTI-UTILITIES--1.0%
 Energy East Corp.                                          224,000      4,925,760
                                                                       ------------
 Total Common Stocks (Cost $419,708,435)                               479,564,971

                                                          PRINCIPAL
                                                             AMOUNT
===================================================================================
 REPURCHASE AGREEMENTS--6.2%
-----------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,
Inc., 1.83%, dated 4/30/02, to be repurchased at
$31,059,579 on 5/1/02, collateralized by U.S. Treasury
Nts., 3.375%, 4/30/04, with a value of $15,924,666 and
U.S. Treasury Bills, 5/2/02--5/23/02, with a value of
$15,782,615 (Cost $31,058,000)                          $31,058,000     31,058,000
-----------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $450,766,435)              102.1%   510,622,971
-----------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                         (2.1)   (10,480,233)
                                                        ---------------------------
 NET ASSETS                                                   100.0%  $500,142,738
                                                        ===========================


FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


13  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 April 30, 2002
================================================================================
 ASSETS
--------------------------------------------------------------------------------
 Investments, at value (cost $450,766,435) --
 see accompanying statement                                        $510,622,971
--------------------------------------------------------------------------------
 Cash                                                                   204,373
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                     3,332,609
 Shares of beneficial interest sold                                   1,716,436
 Interest and dividends                                                 191,567
 Other                                                                   58,639
                                                                   -------------
 Total assets                                                       516,126,595

================================================================================
 LIABILITIES
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                               14,847,154
 Shares of beneficial interest redeemed                                 793,757
 Shareholder reports                                                     99,945
 Distribution and service plan fees                                      97,104
 Transfer and shareholder servicing agent fees                           90,791
 Trustees' compensation                                                  27,964
 Other                                                                   27,142
                                                                   -------------
 Total liabilities                                                   15,983,857

================================================================================
 NET ASSETS                                                        $500,142,738
                                                                   =============

================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
 Par value of shares of beneficial interest                        $    212,306
--------------------------------------------------------------------------------
 Additional paid-in capital                                         413,469,210
--------------------------------------------------------------------------------
 Accumulated net investment loss                                     (2,006,901)
--------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign
 currency transactions                                               28,611,587
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies            59,856,536
                                                                   -------------
 NET ASSETS                                                        $500,142,738
                                                                   =============


14  OPPENHEIMER SMALL CAP VALUE FUND


============================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $274,907,507 and 11,411,620 shares of beneficial interest outstanding)               $24.09
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                      $25.56
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $164,272,153
 and 7,163,263 shares of beneficial interest outstanding)                             $22.93
--------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,616,651
 and 2,516,541 shares of beneficial interest outstanding)                             $22.90
--------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,346,427
 and 139,153 shares of beneficial interest outstanding)                               $24.05



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


15  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS  Unaudited


 For the Six Months Ended April 30, 2002
===============================================================================
 INVESTMENT INCOME
-------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $5,482)            $ 1,479,685
-------------------------------------------------------------------------------
 Interest                                                              295,984
                                                                   ------------
 Total income                                                        1,775,669

===============================================================================
 EXPENSES
-------------------------------------------------------------------------------
 Management fees                                                     1,763,964
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               394,591
 Class B                                                               606,938
 Class C                                                               191,279
 Class N                                                                 4,286
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               372,552
 Class B                                                               210,179
 Class C                                                                66,628
 Class N                                                                 3,023
-------------------------------------------------------------------------------
 Shareholder reports                                                    93,240
-------------------------------------------------------------------------------
 Trustees' compensation                                                  8,898
-------------------------------------------------------------------------------
 Custodian fees and expenses                                             3,589
-------------------------------------------------------------------------------
 Other                                                                  43,425
                                                                   ------------
 Total expenses                                                      3,762,592
 Less reduction to custodian expenses                                   (1,946)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees -- Class A, B, C and N                            (3,597)
                                                                   ------------
 Net expenses                                                        3,757,049

===============================================================================
 NET INVESTMENT LOSS                                                (1,981,380)

===============================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                        29,638,926
 Foreign currency transactions                                        (432,845)
                                                                   ------------
 Net realized gain                                                  29,206,081

-------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                        51,131,153
 Translation of assets and liabilities denominated in
 foreign currencies                                                   (417,776)
                                                                   ------------
 Net change                                                         50,713,377
                                                                   ------------
 Net realized and unrealized gain                                   79,919,458

===============================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $77,938,078
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


16  OPPENHEIMER SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS             YEAR
                                                                            ENDED            ENDED
                                                                   APRIL 30, 2002         OCT. 31,
                                                                      (UNAUDITED)             2001
==================================================================================================
 OPERATIONS
--------------------------------------------------------------------------------------------------
 Net investment loss                                                $ (1,981,380)    $ (3,573,838)
--------------------------------------------------------------------------------------------------
 Net realized gain                                                    29,206,081        1,917,078
--------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                 50,713,377       (8,983,493)
                                                                    ------------------------------
 Net increase (decrease) in net assets resulting from operations      77,938,078      (10,640,253)

==================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                (680,554)      (7,643,347)
 Class B                                                                (388,656)      (4,245,696)
 Class C                                                                (109,996)      (1,096,851)
 Class N                                                                  (3,973)              --

==================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                              58,072,141       28,136,903
 Class B                                                              44,463,148       19,515,640
 Class C                                                              23,423,583        6,597,307
 Class N                                                               2,602,519          410,857

==================================================================================================
 NET ASSETS
--------------------------------------------------------------------------------------------------
 Total increase                                                      205,316,290       31,034,560
--------------------------------------------------------------------------------------------------
 Beginning of period                                                 294,826,448      263,791,888
                                                                    ------------------------------
 End of period (including accumulated net investment
 losses of $2,006,901 and $25,521, respectively)                     500,142,738     $294,826,448
                                                                    ==============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


17  OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS


                                                   SIX MONTHS                                                             YEAR
                                                        ENDED                                                            ENDED
                                               APRIL 30, 2002                                                         OCT. 31,
 CLASS A                                          (UNAUDITED)         2001         2000         1999         1998         1997
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 19.53      $ 21.26      $ 16.82      $ 17.29      $ 22.26      $ 19.03
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.12)        (.23)        (.16)        (.10)        (.09)        (.07)
 Net realized and unrealized gain (loss)                 4.75         (.47)        4.60          .18        (3.02)        5.66
                                                      -------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                              4.63         (.70)        4.44          .08        (3.11)        5.59
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.07)       (1.03)          --(1)      (.54)       (1.86)       (2.36)
 Distributions in excess of net realized gain              --           --           --         (.01)          --           --
                                                      -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.07)       (1.03)          --         (.55)       (1.86)       (2.36)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $24.09       $19.53       $21.26       $16.82       $17.29       $22.26
                                                      =========================================================================


===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                    23.78%       (3.02)%      26.40%        0.38%      (15.05)%      32.72%
-------------------------------------------------------------------------------------------------------------------------------


===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)            $276,337     $172,395     $157,759     $151,059     $183,567     $181,973
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $217,827     $163,007     $147,952     $170,205     $201,952     $131,503
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                    (0.78)%      (1.06)%      (0.95)%      (0.60)%      (0.42)%      (0.32)%
 Expenses                                                1.72%        1.86%        1.90%        1.96%        1.80%(4)     1.78%(4)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   79%         162%         166%          87%          65%          82%



1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


18  OPPENHEIMER SMALL CAP VALUE FUND


                                                   SIX MONTHS                                                             YEAR
                                                        ENDED                                                            ENDED
                                               APRIL 30, 2002                                                         OCT. 31,
 CLASS B                                          (UNAUDITED)         2001         2000         1999         1998         1997
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 18.65      $ 20.47      $ 16.28      $ 16.84      $ 21.83      $ 18.79
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.04)        (.23)        (.33)        (.22)        (.12)        (.05)
 Net realized and unrealized gain (loss)                 4.39         (.56)        4.52          .21        (3.01)        5.45
                                                      -------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   4.35         (.79)        4.19         (.01)       (3.13)        5.40
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.07)       (1.03)          --(1)      (.54)       (1.86)       (2.36)
 Distributions in excess of net realized gain              --           --           --         (.01)          --           --
                                                      -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.07)       (1.03)          --         (.55)       (1.86)       (2.36)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $22.93       $18.65       $20.47       $16.28       $16.84       $21.83
                                                      =========================================================================


===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                    23.40%       (3.60)%      25.74%       (0.16)%     (15.47)%      32.05%
-------------------------------------------------------------------------------------------------------------------------------


===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)            $163,529      $95,418      $83,859      $82,949      $98,041      $79,754
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $122,770      $88,235      $79,526      $94,863      $97,818      $47,462
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                    (1.41)%      (1.65)%      (1.48)%      (1.10)%      (0.92)%      (0.80)%
 Expenses                                                2.36%        2.45%        2.44%        2.45%        2.31%(4)     2.27%(4)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   79%         162%         166%          87%          65%          82%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


19  OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


                                                   SIX MONTHS                                                             YEAR
                                                        ENDED                                                            ENDED
                                               APRIL 30, 2002                                                         OCT. 31,
 CLASS C                                          (UNAUDITED)         2001         2000         1999         1998         1997
===============================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 18.62      $ 20.44      $ 16.25      $ 16.81      $ 21.79      $ 18.76
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             .03         (.19)        (.33)        (.25)        (.13)        (.08)
 Net realized and unrealized gain (loss)                 4.32         (.60)         4.52         .24        (2.99)        5.47
                                                      -------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                              4.35         (.79)        4.19         (.01)       (3.12)        5.39
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                    (.07)       (1.03)          --(1)      (.54)       (1.86)       (2.36)
 Distributions in excess of net realized gain              --           --           --         (.01)          --           --
                                                      -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.07)       (1.03)          --         (.55)       (1.86)       (2.36)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $22.90       $18.62       $20.44       $16.25       $16.81       $21.79
                                                      =========================================================================


===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                    23.44%       (3.61)%      25.79%       (0.16)%     (15.45)%      32.05%
-------------------------------------------------------------------------------------------------------------------------------


===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)             $57,013      $26,604      $22,173      $20,959      $26,707      $24,512
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $38,741      $24,134      $20,521      $24,964      $28,647      $17,401
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                    (1.41)%      (1.64)%      (1.49)%      (1.10)%      (0.92)%      (0.81)%
 Expenses                                                2.36%        2.45%        2.44%        2.45%        2.31%(4)     2.28%(4)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   79%         162%         166%          87%          65%          82%



1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


20  OPPENHEIMER SMALL CAP VALUE FUND


                                                                SIX MONTHS         YEAR
                                                                     ENDED        ENDED
                                                            APRIL 30, 2002     OCT. 31,
 CLASS N                                                       (UNAUDITED)      2001(1)
========================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------
 Net asset value, beginning of period                              $ 19.51      $ 19.58
----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                  (.22)        (.04)
 Net realized and unrealized gain (loss)                              4.83         (.03)
                                                                   ---------------------
 Total income (loss) from investment
 operations                                                           4.61         (.07)
----------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                                 (.07)          --
 Distributions in excess of net realized gain                           --           --
                                                                   ---------------------
 Total dividends and/or distributions
 to shareholders                                                      (.07)          --
----------------------------------------------------------------------------------------
 Net asset value, end of period                                     $24.05       $19.51
                                                                   =====================


========================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                 23.70%       (0.36)%
----------------------------------------------------------------------------------------


========================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                           $3,447         $409
----------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,745         $106
----------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                 (0.90)%      (1.14)%
 Expenses                                                             1.86%        2.01%
----------------------------------------------------------------------------------------
 Portfolio turnover rate                                                79%         162%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


21  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Small Cap Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes
A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

22  OPPENHEIMER SMALL CAP VALUE FUND

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2002, the Fund's projected benefit obligations were increased by $2,738 and payments of $745 were made to retired trustees, resulting in an accumulated liability of $27,516 as of April 30, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


23  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24  OPPENHEIMER SMALL CAP VALUE FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                         SIX MONTHS ENDED APRIL 30, 2002   YEAR ENDED OCTOBER 31, 2001(1)
                                  SHARES          AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                           4,245,616    $ 95,039,430        4,958,465    $ 99,631,224
Dividends and/or
distributions reinvested          31,174         657,161          396,702       7,346,840
Redeemed                      (1,692,928)    (37,624,450)      (3,947,339)    (78,841,161)
                              ------------------------------------------------------------
Net increase                   2,583,862    $ 58,072,141        1,407,828    $ 28,136,903
                              ============================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                           2,831,879    $ 61,040,133        2,108,217    $ 40,683,055
Dividends and/or
distributions reinvested          17,890         359,961          223,956       3,981,950
Redeemed                        (802,296)    (16,936,946)      (1,312,971)    (25,149,365)
                              ------------------------------------------------------------
Net increase                   2,047,473    $ 44,463,148        1,019,202    $ 19,515,640
                              ============================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                           1,304,871    $ 28,048,223          911,099    $ 17,673,282
Dividends and/or
distributions reinvested           5,008         100,623           56,599       1,004,647
Redeemed                        (222,089)     (4,725,263)        (623,819)    (12,080,622)
                              ------------------------------------------------------------
Net increase                   1,087,790    $ 23,423,583          343,879    $  6,597,307
                              ============================================================

------------------------------------------------------------------------------------------
CLASS N
Sold                             127,645       2,825,329           21,089    $    413,033
Dividends and/or
distributions reinvested             188           3,969               --              --
Redeemed                          (9,656)       (226,779)            (113)         (2,176)
                              ------------------------------------------------------------
Net increase                     118,177    $  2,602,519           20,976    $    410,857
                              ============================================================


1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2002, were $415,984,045 and $279,373,117, respectively.


25  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Effective March 1, 2002, management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.85% of the first $400 million of average annual net assets of the Fund, 0.75% of the next $400 million and 0.60% of average annual net assets in excess of $800 million. Prior to March 1, 2002, the annual advisory fee rate was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. The Fund's management fee for the six months ended April 30, 2002, was an annualized rate of 0.93%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% per annum. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                AGGREGATE         CLASS A      CONCESSIONS      CONCESSIONS      CONCESSIONS      CONCESSIONS
                FRONT-END       FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C       ON CLASS N
            SALES CHARGES   SALES CHARGES           SHARES           SHARES           SHARES           SHARES
SIX MONTHS     ON CLASS A     RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
ENDED              SHARES     DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------
April 30, 2002   $633,146        $177,579          $77,613         $836,832         $124,711          $22,859


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                         CLASS A               CLASS B               CLASS C               CLASS N
             CONTINGENT DEFERRED   CONTINGENT DEFERRED   CONTINGENT DEFERRED   CONTINGENT DEFERRED
                   SALES CHARGES         SALES CHARGES         SALES CHARGES         SALES CHARGES
SIX MONTHS           RETAINED BY           RETAINED BY           RETAINED BY           RETAINED BY
ENDED                DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR
--------------------------------------------------------------------------------------------------
April 30, 2002            $3,576              $126,188                $8,469                  $154


The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

26  OPPENHEIMER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. (The Board of Trustees can set this rate up to 0.25%.) Effective January 1, 2002, the asset-based sales charge rate for Class A shares was reduced from 0.15% to 0.10% of average annual net assets representing Class A shares. Under the Class A Service Plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A Service Plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2002, payments under the Class
A Plan totaled $394,591, all of which was paid by the Distributor to recipients. That included $16,915 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



27  OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
Distribution fees paid to the Distributor for the six months ended April 30, 2002, were as follows:

                                                              DISTRIBUTOR'S
                                               DISTRIBUTOR'S      AGGREGATE
                                                   AGGREGATE   UNREIMBURSED
                                                UNREIMBURSED  EXPENSES AS %
              TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                  UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN       OF CLASS
----------------------------------------------------------------------------
Class B Plan        $606,938         $484,312     $2,415,327           1.47%
Class C Plan         191,279           62,951        612,838           1.06
Class N Plan           4,286            4,019         50,660           1.51


===============================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


===============================================================================
6. ILLIQUID OR RESTRICTED SECURITIES
As of April 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale


28  OPPENHEIMER SMALL CAP VALUE FUND
to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2002 was zero. Information concerning restricted securities is as follows:

                                                                           UNREALIZED
                          ACQUISITION                VALUATION AS OF     APPRECIATION
SECURITY                         DATE          COST   APRIL 30, 2002   (DEPRECIATION)
-------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Opticnet, Inc.               10/26/00           $--              $--              $--


================================================================================
7. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the six months ended or at April 30, 2002.


29  OPPENHEIMER SMALL CAP VALUE FUND

OPPENHEIMER SMALL CAP VALUE FUND

A SERIES OF OPPENHEIMER QUEST FOR VALUE FUNDS

==========================================================================================================================
OFFICERS AND TRUSTEES     Thomas W. Courtney, Chairman of the Board of Trustees and Trustee
                          John V. Murphy, President
                          Paul Y. Clinton, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          Brian Wruble, Trustee
                          John Damian, Vice President
                          O. Leonard Darling, Vice President
                          Christopher Leavy, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary

==========================================================================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

==========================================================================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

==========================================================================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

==========================================================================================================================
CUSTODIAN OF PORTFOLIO    Citibank, N.A.
SECURITIES

==========================================================================================================================
INDEPENDENT AUDITORS      KPMG LLP

==========================================================================================================================
LEGAL COUNSEL             Mayer, Brown, Rowe & Maw

                          The financial statements included herein have been taken from the records of the
                          Fund without examination of those records by the independent auditors.

                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC. 498
                          SEVENTH AVENUE, NEW YORK, NY 10018.


[COPYRIGHT MARK]Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


30  OPPENHEIMER SMALL CAP VALUE FUND

OPPENHEIMERFUNDS FAMILY


 GLOBAL EQUITY          Developing Markets Fund                                 Global Fund
                        International Small Company Fund                        Quest Global Value Fund
                        Europe Fund                                             Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                                   STOCK & BOND
                        Emerging Technologies Fund                              Quest Opportunity Value Fund
                        Emerging Growth Fund                                    Total Return Fund
                        Enterprise Fund                                         Quest Balanced Value Fund
                        Discovery Fund                                          Capital Income Fund
                        Main Street[REGISTERED MARK] Small Cap Fund             Multiple Strategies Fund
                        Small Cap Value Fund                                    Disciplined Allocation Fund
                        MidCap Fund                                             Convertible Securities Fund
                        Main Street[REGISTERED MARK] Opportunity Fund           SPECIALTY
                        Growth Fund                                             Real Asset Fund[REGISTERED MARK]
                        Capital Appreciation Fund                               Gold & Special Minerals Fund
                        Main Street[REGISTERED MARK] Growth & Income Fund       Tremont Market Neutral Fund, LLC(1)
                        Value Fund                                              Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                                                 MUNICIPAL
                        International Bond Fund                                 California Municipal Fund(3)
                        High Yield Fund                                         New Jersey Municipal Fund(3)
                        Champion Income Fund                                    New York Municipal Fund(3)
                        Strategic Income Fund                                   Municipal Bond Fund
                        Bond Fund                                               Intermediate Municipal Fund
                        Senior Floating Rate Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        ROCHESTER DIVISION
                        Rochester National Municipals
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
                        Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                                   STOCK & BOND
                        Mercury Advisors Focus Growth Fund                      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500[REGISTERED MARK] Index Fund(2)
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)        Money Market Fund            Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


31  OPPENHEIMER SMALL CAP VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


32  OPPENHEIMER SMALL CAP VALUE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.


33  OPPENHEIMER SMALL CAP VALUE FUND

INFORMATION AND SERVICES

GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.
Sign up today at WWW.OPPENHEIMERFUNDS.COM.

INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: QVSCX     Class B: QSCBX     Class C: QSCCX
                Class N: QSCNX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO OMITTED]
OPPENHEIMERFUNDS[REGISTERED MARK]
Distributor, Inc.


RS0251.001.0402 June 28, 2002